Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated November 16, 2022
to the
Convergence Long/Short Equity ETF (the “Fund”)
Statement of Additional Information (“SAI”)
dated February 11, 2022, as supplemented

This supplement makes the following amendment to disclosures in the Fund’s SAI:

On October 14, 2022, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Joseph C. Neuberger from his role as Chairperson and Interested Trustee and Trustee of the Board. In connection with Mr. Neuberger’s resignation, all references and information relating to Mr. Neuberger in the Fund’s SAI are hereby removed.

Please retain this Supplement with your SAI for future reference.